Vanguard® Utilities Index Fund
Schedule of Investments (unaudited)
As of May 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.5%)
Electric Utilities (61.3%)
	NextEra Energy Inc.	14,307,722	1,244,915
	Southern Co.	7,734,808	711,989
	Duke Energy Corp.	5,339,634	655,333
	Constellation Energy Corp.	2,112,893	607,985
	American Electric Power Co. Inc.	3,729,530	472,420
	Entergy Corp.	3,141,040	342,530
	Xcel Energy Inc.	4,282,584	340,465
	Exelon Corp.	7,018,357	320,318
	PG&E Corp.	15,109,786	246,894
	NRG Energy Inc.	1,398,495	187,510
	Edison International	2,640,907	184,705
	PPL Corp.	5,160,722	182,638
	Eversource Energy	2,578,724	176,049
	FirstEnergy Corp.	3,770,135	174,897
	Evergy Inc.	1,580,034	129,626
	Alliant Energy Corp.	1,619,115	115,945
	Pinnacle West Capital Corp.	830,413	82,825
	OGE Energy Corp.	1,415,977	66,877
*,1	Oklo Inc.	826,548	55,280
	IDACORP Inc.	380,154	53,324
	TXNM Energy Inc.	672,655	39,828
	Portland General Electric Co.	794,031	39,797
	Otter Tail Corp.	259,041	22,448
	MGE Energy Inc.	252,138	19,036
*	Hawaiian Electric Industries Inc.	1,184,204	15,750
	Genie Energy Ltd. Class B	87,438	1,214
			6,490,598
Gas Utilities (4.7%)
	Atmos Energy Corp.	1,135,102	191,980
	UGI Corp.	1,472,656	51,425
	National Fuel Gas Co.	619,389	47,848
	New Jersey Resources Corp.	691,960	38,231
	Southwest Gas Holdings Inc.	422,017	36,382
	ONE Gas Inc.	430,621	33,476
	Spire Inc.	405,492	33,356
	MDU Resources Group Inc.	1,334,181	28,124
	Chesapeake Utilities Corp.	164,625	20,302
	Northwest Natural Holding Co.	278,052	13,483
			494,607
Independent Power and Renewable Electricity Producers (6.2%)
	Vistra Corp.	2,322,769	372,177
*	Talen Energy Corp.	280,300	108,420
	AES Corp.	4,892,286	71,770
	Ormat Technologies Inc. (XNYS)	352,472	48,370
	Clearway Energy Inc. Class C	810,406	33,356
*	Fervo Energy Co. Class A	454,264	16,653
*	XPLR Infrastructure LP	579,969	7,238
*	Hallador Energy Co.	244,709	4,713
			662,697
Multi-Utilities (24.5%)
	Dominion Energy Inc.	6,030,851	403,705
	Sempra	4,482,618	399,536
	Public Service Enterprise Group Inc.	3,421,923	269,134
	Consolidated Edison Inc.	2,527,935	267,026
	WEC Energy Group Inc.	2,234,761	248,170
	Ameren Corp.	1,898,213	204,950
	DTE Energy Co.	1,427,349	203,925
	CenterPoint Energy Inc.	4,479,566	189,307
	CMS Energy Corp.	2,113,273	153,360

		Shares	Market Value ($000)
	NiSource Inc.	3,288,918	152,014
	Black Hills Corp.	521,806	37,998
	Northwestern Energy Group Inc.	421,929	29,792
	Avista Corp.	566,398	23,489
	Unitil Corp.	122,723	6,140
			2,588,546
Water Utilities (2.8%)
	American Water Works Co. Inc.	1,254,712	154,668
	Essential Utilities Inc.	1,846,214	68,107
	American States Water Co.	267,946	20,704
	California Water Service Group	408,981	18,445
	H2O America	265,377	15,347
	Middlesex Water Co.	127,659	6,706
	Consolidated Water Co. Ltd.	105,386	3,180
	York Water Co.	100,524	3,006
	Artesian Resources Corp. Class A	61,305	1,994
*	Cadiz Inc.	371,490	1,813
			293,970
Total Common Stocks (Cost $8,342,213)			10,530,418
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity Fund, 3.667% (Cost $39,768)	397,722	39,768
Total Investments (99.9%) (Cost $8,381,981)			10,570,186
Other Assets and Liabilities—Net (0.1%)			6,861
Net Assets (100.0%)			10,577,047
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $30,738.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $32,172 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Alliant Energy Corp.	8/31/2026	BANA	11,273	(3.620)	—	(322)
American Water Works Co. Inc.	8/31/2026	BANA	10,527	(3.620)	—	(55)
Oklo Inc.	2/1/2027	GSI	8,718	(3.620)	1,707	—
Ormat Technologies Inc.	8/31/2026	BANA	9,040	(3.620)	—	(125)
					1,707	(502)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At May 31, 2026, the counterparties had deposited in segregated accounts securities with a value of $2,103 in connection with open over-the-counter swap contracts.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.	Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of May 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	10,530,418	—	—	10,530,418
Temporary Cash Investments	39,768	—	—	39,768
Total	10,570,186	—	—	10,570,186
Derivative Financial Instruments
Assets
Swap Contracts	—	1,707	—	1,707
Liabilities
Swap Contracts	—	(502)	—	(502)